UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 23, 2009

FOOTHILLS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-31546 (Commission File Number)	98-0339560 (IRS Employer Identification No.)

4540 California Avenue, Suite 550

Bakersfield, California 93309

(Address of Principal Executive Offices, Including Zip Code)

(661) 716-1320

(Registrant’s Telephone Number, Including Area Code)

______________________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

As previously reported, Foothills Resources, Inc. (the “Company”) and its wholly-owned subsidiaries, Foothills California, Inc., Foothills Oklahoma, Inc., and Foothills Texas, Inc. (collectively, the “Subsidiaries”), filed voluntary petitions for reorganization relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In connection with the Chapter 11 Cases, on February 23, 2009, the Company entered into the DIP Credit Agreement with the lenders who are parties thereto (the “Lenders”), Regiment Capital Special Situations Fund III, L.P., as agent, and the Subsidiaries, as guarantors (the “DIP Credit Agreement”), subject to final approval by the Bankruptcy Court. The Bankruptcy Court has scheduled a hearing on March 3, 2009 to consider entry of an order granting final approval of the DIP Credit Agreement. The DIP Credit Agreement was approved on an interim basis by the Bankruptcy Court on February 12, 2009.

The DIP Credit Agreement provides for term loans up to an aggregate of $2.5 million (the “Loans”). The proceeds of the Loans will be used for working capital purposes, including the payment of fees, costs, and expenses incurred in connection with the DIP Credit Agreement and for expenditures consistent with a budget agreed upon by the Company and the Lenders pursuant to the DIP Credit Agreement. Interest will accrue under the DIP Credit Agreement at 12% per annum, provided however, following an event of default under the DIP Credit Agreement, interest will accrue at an annual rate equal to 2% above the annual rate otherwise applicable. The Loans will mature on the earliest of: (a) March 16, 2009, if the final order of the Bankruptcy Court has not been entered on or prior to such date, (b) May 19, 2009, if the final order of the Bankruptcy Court has been entered on or prior to March 16, 2009, (c) the date of substantial consummation of a plan or reorganization in the Chapter 11 Cases that has been confirmed by an order of the Bankruptcy Court, (d) the date of a sale of substantially all of the assets of the Company, and (e) such earlier date on which all Loans and other obligations for the payment of money shall become due and payable in accordance with the terms of the DIP Credit Agreement.

The obligations under the DIP Credit Agreement are secured, subject to certain limited exceptions, by substantially all of the assets of the Company and the Subsidiaries, including a super-priority administrative expense claim pursuant to Bankruptcy Code Section 364(c)(1).

The summary of the DIP Credit Agreement set forth above is qualified in its entirety by reference to the text of the DIP Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided pursuant to Item 1.01 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated into this Item 2.03 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. The words “will,” “should,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict,” “plan” and similar expressions are also intended to identify forward-looking statements. We intend that all such forward-looking statements be subject to the safe harbor created under such laws. Such forward-looking statements include, but are not limited to, statements regarding (i) the continuation of our status as a Chapter 11 debtor in possession; (ii) the sufficiency of the DIP Credit Agreement and the entry of an order granting final approval of the DIP Credit Agreement; and (iii) the absence of any interruption in our business. Such forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in such forward-looking statements are reasonable, we can give no assurance that such assumptions will prove to have been correct. We caution that these statements are qualified by important factors, some of which are beyond our control, that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein. Such factors include, but not are not limited to, (a) our ability to perform our obligations, and remain in place as, a Chapter 11 debtor in possession; (b) our ability to successfully manage our operating and administrative expenses and to remain in compliance with the DIP Credit Agreement and associated budget; (c) our ability to manage our business effectively and efficiently while managing the bankruptcy proceedings; (d) our current commodity price swap hedging arrangements remaining in place; (e) the various risks and delays associated with Chapter 11 bankruptcy proceedings; (f) environmental risks and general economic conditions including the price of oil and gas; and (g) as detailed in the Company’s Form 10-K, Form 10-Q and other reports filed with the U.S. Securities & Exchange Commission. We undertake no obligation to publicly release the result of any revision to these forward-looking statements to reflect events or circumstances occurring after the date of this release or to reflect the occurrence of unanticipated events.

ITEM 9.01     Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are furnished with this Form 8-K:

Exhibit No.                    Description

Exhibit 10.1	DIP Credit Agreement, dated as of February 23, 2009, among Foothills Resources, Inc., each of its subsidiaries, various lenders, and Regiment Capital Special Situations Fund III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILLS RESOURCES, INC.

Date:  February 27, 2009                                                                     /s/ W. Kirk Bosché

                                                                                                                Name: W. Kirk Bosché

                                                                                                                Title:   Chief Financial Officer

Exhibit Index

Exhibit No.                   Description

Exhibit 10.1	DIP Credit Agreement, dated as of February 23, 2009, among Foothills Resources, Inc., each of its subsidiaries, various lenders, and Regiment Capital Special Situations Fund III, L.P.